UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

ARTHROCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note: ArthroCare Corporation is filing this soliciting material pursuant to Exchange Act Rule 14a-12 solely to insert cautionary language regarding forward-looking statements and the legends required by Exchange Act Rule 14a-12, which were inadvertently omitted from the soliciting material filed with the Securities and Exchange Commission earlier in the day on March 28, 2014.  No changes have been made to the materials made available to employees of ArthroCare Corporation on the evening of March 27, 2014.

To All Employees,

As previously stated, we have committed to providing you with updates regarding the proposed merger agreement with Smith & Nephew.

ArthroCare filed a preliminary Proxy Statement with the US Securities and Exchange Commission on March 6, 2014, which describes the merger, outlines why the proposed merger is in the best interests of our shareholders and describes the matters that the shareholders are being asked to vote on.  This preliminary Proxy Statement is available on ArthroCare’s website in the Investor Relations section.  We expect to file with the Securities and Exchange Commission and mail a final Proxy Statement to our shareholders soon, which will update the information in the preliminary Proxy Statement and provide the timing for the shareholder vote.

On March 13, 2014, the US Federal Trade Commission informed us that it had granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.  This effectively provides the merger with US regulatory clearance to proceed.  The proposed merger remains subject to other regulatory clearances in the UK and Germany.

We remain committed to our earlier comments regarding “business as usual” and as always our customers remain our top priority.  Should you have questions, please contact Gayle Wiley at gayle.wiley@arthrocare.com.

My thanks to each of you for your dedication and hard work.

David Fitzgerald

President and CEO

Additional Information About the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between ArthroCare and Smith & Nephew.  ArthroCare expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of ArthroCare are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about ArthroCare, Smith & Nephew and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by ArthroCare with the SEC at the SEC’s website at www.sec.gov, at ArthroCare’s website at www.arthrocare.com or by sending a written request to ArthroCare at 7000 W. William Cannon, Building One, Austin, Texas 78735, Attention: General Counsel.

Participants in the Solicitation

ArthroCare and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ArthroCare’s stockholders in connection with the proposed merger will be set forth in ArthroCare’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which are available on the SEC’s website at www.sec.gov.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.